                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: April 30, 1999

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                          1-7654                        06-0954158
--------------------------------------------------------------------------------
State of incorporation            (Commission                   (IRS Employer
of organization                   File Number)               Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On April 29, 1999, XTRA Corporation issued a press release disclosing certain financial information for the second fiscal quarter ended March 31, 1999, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)

                                                                      Three Months Ended               Six Months Ended
                                                                            March 31,                       March 31,
                                                                      1999            1998            1999             1998
                                                                 -----------      ----------     -----------      -----------
Revenues                                                              $  110           $ 109           $ 232            $ 230

Operating expenses
     Depreciation on rental equipment                                     38              38              76               76
     Rental equipment operating expense                                   28              28              56               54
     Selling and administrative expense                                   11              11              22               22
     Revenue equipment writedown                                          25               -              25                -
     Restructuring costs                                                  13               -              13                -
                                                                 -----------      ----------     -----------      -----------
                                                                         115              77             192              152
                                                                 -----------      ----------     -----------      -----------

          Operating income (loss)                                         (5)             32              40               78

Interest expense                                                          14              14              28               30
                                                                 -----------      ----------     -----------      -----------
          Income (loss) before provision for income
           taxes and unusual item                                        (19)             18              12               48


Unusual item:  costs related to terminated merger                          -               -               1                -
                                                                 -----------      ----------     -----------      -----------

          Pretax income (loss)                                           (19)             18              11               48

Provision (benefit) for income taxes                                      (8)              7               4               19
                                                                 -----------      ----------     -----------      -----------
          Net income (loss)                                           $  (11)          $  11           $   7            $  29
                                                                 ===========      ==========     ===========      ===========

Basic earnings (loss) per share                                       $(0.82)          $0.71           $0.46            $1.89
Weighted average basic shares outstanding (in                           13.9            15.3            14.6             15.3
 millions)

Diluted earnings (loss) per share                                     $(0.82)          $0.71           $0.46            $1.88
Weighted average diluted shares outstanding (in millions)               13.9            15.4            14.6             15.4

                       XTRA CORPORATION AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                                   March 31,
                                                                     1999            September 30,
                                                                 (Unaudited)              1998
                                                                 -----------         -------------
Assets

   Property and Equipment, net                                   $     1,462         $       1,452

   Receivables, net                                                      101                   106

   Other Assets                                                           23                    17
                                                                 -----------         -------------

        Total Assets                                             $     1,586         $       1,575
                                                                 ===========         =============

Liabilities and Stockholders' Equity

Liabilities

   Debt                                                          $       881         $         802

   Deferred Income Taxes                                                 291                   287

   Other Liabilities                                                      83                    78

Stockholders' Equity                                                     331                   408
                                                                 -----------         -------------

        Total Liabilities & Stockholders' Equity                 $     1,586         $       1,575
                                                                 ===========         =============


Net Debt Outstanding                                             $       878         $         799
                                                                 ===========         =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                                                             Six Months
                                                                                           Ended March 31,
                                                                                         1999            1998
                                                                                      ----------      ----------
Cash Provided from Operations                                                         $      140      $      148

Cash Used for Investment Activities                                                         (129)            (53)

Cash Provided from/(Used for) Financing Activities                                           (90)             (5)
                                                                                      ----------      ----------
(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                                                     $      (79)     $       90
                                                                                      ==========      ==========

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  XTRA CORPORATION
                                           -------------------------------------
                                                   (Registrant)



Date: April 30, 1999                       /s/ Michael J. Soja
      --------------------------------     -------------------------------------
                                                Michael J. Soja
                                                Vice President and
                                                Chief Financial Officer